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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event Reported): July 20, 2000


                              REDBACK NETWORKS INC.
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             (Exact Name of Registrant as Specified in its Charter)


     Delaware                       000-25853                   77-0438443
----------------------     -----------------------    -------------------------
(State or Other           (Commission File Number)    (I.R.S. Employer
Jurisdiction of                                        Identification Number)
Incorporation)

                              1195 Borregas Avenue
                               Sunnyvale, CA 94089
                                 (408) 571-5000
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 (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)


ITEM 5.  OTHER EVENTS.

         Selected financial information set forth in the Registrant's Press Release dated July 12, 2000 is incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


    (c)      EXHIBITS.

             99.1 Selected Financial Information from the Press Release dated July 12, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REDBACK NETWORKS INC.


DATE:  July 20, 2000                    By: /S/ CRAIG GENTNER
                                            --------------------
                                            Craig Gentner
                                            Senior Vice President of Finance,
                                            Chief Financial Officer and
                                            Corporate Secretary
                                            (PRINCIPAL FINANCIAL OFFICER)


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                                INDEX TO EXHIBITS

    EXHIBIT NUMBER               DESCRIPTION
    --------------               ------------
        99.1 Selected Financial Information from the Press Release dated July 12, 2000